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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  July 25, 2001
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                   BUCA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                    0-25721                    41-1802364
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(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


                     1300 Nicollet Mall, Suite 5003
                          Minneapolis, Minnesota                  55403
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                 (Address of Principal Executive Offices)       (Zip Code)


                        Telephone Number: (612) 288-2382
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.

         On July 24, 2001, BUCA, Inc. issued a press release, a copy of which is attached as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99       Press Release dated July 24, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 25, 2001

                                             BUCA, INC.
                                             (Registrant)


                                             By /s/ Greg A. Gadel
                                                --------------------------------
                                                Greg A. Gadel
                                                Executive Vice President, Chief
                                                Financial Officer, Treasurer and
                                                Secretary


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